EXHIBIT 10.1

SECOND AMENDMENT AND CONVERSION AGREEMENT

This SECOND AMENDMENT AND CONVERSION AGREEMENT (this “Agreement”), dated as of November 17, 2015, is entered into among APOLLO Medical Holdings, Inc., a Delaware corporation (“Company”), NNA of Nevada, Inc., a Nevada corporation (“NNA”), WARREN HOSSEINION, M.D. and ADRIAN VAZQUEZ, M.D..

RECITALS

A. Reference is made to the Credit Agreement, dated as of March 28, 2014, between Company and NNA (as amended from time to time, the “Credit Agreement”).

B. Reference is made to the Investment Agreement, dated as of March 28, 2014, between Company and NNA (as amended by the First Amendment and Acknowledgement, dated as of February 6, 2015, and as further amended by the amendments thereto, the “Investment Agreement”).

C. Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement and the Investment Agreement and in the Registration Rights Agreement, the Convertible Note and the Warrants (as such terms are defined in the Investment Agreement), as applicable.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the mutual provisions, covenants and agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

AMENDMENTS AND CONVERSIONS

1.1 Subject to the terms and conditions set forth herein, upon payment in full of all Obligations owed to NNA by Company under the Credit Agreement, NNA shall receive from Company (i) 275,000 Shares of Common Stock of Company, together with payment in cash for all accrued and unpaid interest, in exchange for the Convertible Note and (ii) 325,000 Shares of Common Stock of Company in exchange for all Warrants (such shares received by NNA pursuant to clauses (i) and (ii), the “Exchange Shares”). Upon effectiveness of this Agreement pursuant to Article III, (i) the Convertible Note shall be fully converted and deemed to be satisfied in full pursuant to the last sentence of Section 3.3 of the Convertible Note and (ii) the Warrants shall be cancelled.

1.2 (i) The rights and obligations set forth in the Investment Agreement, the Registration Rights Agreement, the Shareholders Agreement and the other Transaction Documents, other than the subscription rights set forth in Section 6.3 of the Investment Agreement, shall remain in full force and effect; (ii) the Exchange Shares shall be treated in the Investment Agreement, the Registration Rights Agreement and the other Transaction Documents as Conversion Shares, Warrant Shares and Registrable Securities, as applicable; and (iii) the Requisite Holder Condition shall be satisfied as long as NNA holds any combination of Purchase Shares and Exchange Shares exceeding 200,000 shares of Common Stock.

1.3 The definition of “Effectiveness Target” set forth in Section 1 of the Registration Rights Agreement is hereby amended by replacing the reference to “750th” with “880th”.

1.4 The definition of “Filing Deadline” set forth in Section 1 of the Registration Rights Agreement is hereby amended by replacing the reference to “575th” with “790th”.

1.5 NNA hereby acknowledges that it has received payment in full of all Obligations owed to NNA by Company under the Credit Agreement and that, accordingly, (i) the Revolving Credit Commitment of NNA under the Credit Agreement is terminated without any further action and (ii) the “Termination Requirements” set forth in Section 8.4 of the Pledge and Security Agreement are satisfied.

1.6 Section 6.3 of the Investment Agreement is hereby amended in full by striking all of the provisions in such section.

ARTICLE II

tag along rights

Each of Warren Hosseinion, M.D. and Adrian Vazquez, M.D. acknowledge that the terms and conditions of the Shareholders’ Agreement (the “Shareholders Agreement”), dated as of March 28, 2014, to which they are a party, together with NNA and Company, remain in full force and effect, including without limitation the tag along rights of NNA set forth in Section 3 thereof. This acknowledgement and confirmation of Warren Hosseinion, M.D. and Adrian Vazquez, M.D. is made and delivered to induce NNA to enter into this Agreement, and Warren Hosseinion, M.D. and Adrian Vazquez, M.D. acknowledges that NNA would not enter into this Agreement in the absence of the acknowledgement and confirmation contained herein. Notwithstanding the foregoing, each of Warren Hosseinion, M.D., Adrian Vazquez, M.D., NNA and Company hereby agree that the tag along rights provided to NNA pursuant to Section 3 of the Shareholders Agreement shall terminate when, and only so long as, Registration Statements covering all Registrable Securities remain continuously effective under the Securities Act until the last day of the Effectiveness Period as provided in Section 2(b) of the Registration Rights Agreement.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

This Agreement, including without limitation the amendments set forth in Article I, shall become effective on the date (such date being referred to as the “Effective Date”) when all of the conditions are satisfied:

(i) NNA, Company, Warren Hosseinion, M.D. and Adrian Vazquez, M.D. shall have executed and delivered to each other counterparts of this Agreement;

(ii) NNA shall have received payment of accrued and outstanding interest under the Convertible Note through the Effective Date;

(iii) NNA shall have received certificates registered in the name of NNA representing the Exchange Shares, executed by a duly authorized officer of Company and authenticated by Company’s Transfer Agent; and

(iv) the Exchange Shares shall have been duly authorized and reserved for issuance and shall have been authorized for quotation on the OTC Pink Marketplace, subject only to notice of issuance;

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

To induce NNA to enter into this Agreement and the transactions contemplated hereby, Company represents and warrants to NNA as of the Effective Date as follows:

4.1 Corporate Organization and Power. Company (i) is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware and (ii) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the nature of its business or the ownership of its properties requires it to be so qualified, except where the failure to be so qualified, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

4.2 Authorization. Company has the requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Company of this Agreement, the issuance, sale and delivery of the Exchange Shares by Company, the compliance by Company with each of the provisions of this Agreement and the other Transaction Documents, and the consummation by Company of the transactions contemplated hereby and thereby (a) are within the corporate power and authority of Company (including such approval and authorization by Company Board required under the Laws of the State of Delaware and Company’s certificate of incorporation and bylaws) and (b) have been duly authorized by all necessary corporate action of Company. This Agreement has been duly and validly executed and delivered by Company. Assuming due authorization, execution and delivery by NNA of this Agreement, this Agreement constitutes a valid and binding agreement of Company enforceable against it in accordance with its terms, except (i) as such enforcement is limited by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors’ rights generally and (ii) for limitations imposed by general principles of equity.

4.3 Valid Issuance. The Exchange Shares, when issued and delivered in accordance with this Agreement, shall be duly and validly issued and outstanding, fully paid and non-assessable, and not subject to the preemptive or other similar rights of the stockholders of Company or any other Person.

4.4 No Conflicts; Consents and Approvals; No Violation. Neither the execution, delivery or performance by Company of this Agreement nor the consummation by Company of the transactions contemplated hereby or thereby shall (a) result in a breach or a violation of, any provision of its certificate of incorporation or bylaws; (b) constitute, with or without notice or the passage of time or both, a breach, violation or default, create a Lien, or give rise to any right of termination, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration, under (i) any Law or (ii) any provision of any agreement or other instrument to which it is a party or pursuant to which any of it or any of its assets or properties is subject; or (c) require any consent, Order, approval or authorization of, notification or submission to, filing with, license or permit from, or exemption or waiver by, any Governmental Authority or any other Person (collectively, the “Consents, Approvals and Filings”) on its part, except for (x) the Consents, Approvals and Filings required under the Securities Act, the Exchange Act and applicable state securities Laws and the Principal Trading Market, and (y) consents, authorizations and filings that have been (or on or prior to the Effective Date will have been) made or obtained and that are (or on the Effective Date will be) in full force and effect.

4.5 Capitalization. Company has registered its Common Stock pursuant to Section 12(b) of the Exchange Act. The Common Stock is currently quoted on the OTC Pink Marketplace (the “OTC Pink”) maintained by the OTC Markets Group Inc. under the symbol “AMEH.” Company has not received any oral or written notice that its Common Stock is not eligible or will become ineligible for quotation on the OTC Pink nor that its Common Stock does not meet all the requirements for the continuation of such quotation.

4.6 Offering; Investment Company Act.

(a) Assuming the accuracy of the representations and warranties of NNA set forth in Article V, the offer, sale, and issuance of the Exchange Shares, as contemplated hereby are or will be exempt from the registration requirements of the Securities Act and are or will have been registered or qualified (or are exempt from registration and qualification) under the registration or qualification requirements of all applicable state securities Laws.

(b) Company is not, and after giving effect to the issuance of the Exchange Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF NNA

To induce Company to enter into this Agreement and the transactions contemplated hereby, NNA represents and warrants to Company as of the Effective Date as follows:

5.1 Securities Law Matters.

(a) NNA is acquiring the Exchange Shares for its own account, for investment and not with a view to, or for sale in connection with, the distribution thereof within the meaning of the Securities Act (it being understood that except as otherwise provided in this Agreement and the other Transaction Documents to which it is a party, NNA does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Exchange Shares at any time in accordance with the Securities Act and state securities Laws applicable to such disposition).

(b) NNA is an “accredited investor,” as that term is as defined in Rule 501(a) of Regulation D under the Securities Act. NNA has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of its investment in the Exchange Shares and is capable of bearing the economic risks of such investment.

(c) NNA and its advisers have been furnished with all materials relating to the business, finances and operations of Company, its Subsidiaries and materials relating to the offer and sale of the Exchange Shares which have been requested by NNA or its advisers. NNA and its advisers have been afforded the opportunity to ask questions of Company’s management concerning Company and the Exchange Shares.

(d) NNA understands that except as provided in this Agreement or the Registration Rights Agreement, the sale or re-sale of the Exchange Shares has not been and is not being registered under the Securities Act or any applicable state securities Laws, and the Exchange Shares may not be offered, sold or otherwise transferred unless (i) the Exchange Shares are offered, sold or transferred pursuant to an effective registration statement under the Securities Act, or (ii) the Exchange Shares are offered, sold or transferred pursuant to an exemption from registration under the Securities Act and any applicable state securities Laws.

(e) The principal offices of NNA and the offices of NNA in which it made its decision to purchase the Exchange Shares are located in the State of Massachusetts.

5.2 Restricted Securities. NNA understands that the Exchange Shares have not been registered under the Securities Act, by reason of one or more exemptions from the registration provisions of the Securities Act. NNA understands that the Exchange Shares are “restricted securities” under applicable U.S. federal and state securities Laws and that, pursuant to these Laws, NNA must hold the Exchange Shares until such time as they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. NNA acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Exchange Shares, and on requirements relating to Company which are outside of NNA’s control.

5.3 Legends. NNA understands that the Exchange Shares and any securities issued in respect of or exchange therefor, may be notated with one or all of the following legends:

(a) “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(b) Any legend set forth in, or required by, the other Transaction Documents.

(c) Any legend required by the securities laws of any state to the extent such laws are applicable to the Exchange Shares represented by the certificate, instrument, or book entry so legended.

ARTICLE VI

MISCELLANEOUS

6.1 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).

6.2 Full Force and Effect. Except as expressly provided herein, the Investment Agreement and the other Transaction Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Investment Agreement or any other Transaction Document, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the Investment Agreement or such other applicable Transaction Document after giving effect to this Agreement. Any reference to the Investment Agreement or any of the other Transaction Documents shall refer to the Investment Agreement and the applicable Transaction Documents as amended hereby.

6.3 Severability. To the extent any provision of this Agreement is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

6.4 Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.

6.5 Construction. The headings of the various sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

6.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

Company:

APOLLO medical holdings, inc.

By:	/s/ Warren Hosseinion
Name:	Warren Hosseinion
Title:	CEO

NNA:

NNA OF NEVADA, INC.

By:	/s/ Mark Fawcett
Name:	Mark Fawcett
Title:	Vice President & Treasurer

WARREN HOSSEINION, M.D.

/s/ Warren Hosseinion

ADRIAN VAZQUEZ, M.D.

/s/ Adrian Vazquez